AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is entered into as of 6th April 2010 (the "Amendment Agreement") and is supplemental to the ISDA Master Agreement and Schedule dated as of 9 January 2008, as amended from time to time (the "Master Agreement") between Hermes Investment Management Limited (the "Investment Manager") acting as agent for each of the Principals, severally and not jointly, listed in Annex A ("Party A") and HSBC Bank plc ("Party B").

WHEREAS

Party B and the Investment Manager wish to amend the Master Agreement in order to add additional Principals to Annex A.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. Amendments

1.1. All capitalized terms used in this Amendment Agreement without definition shall have the meanings given to such terms in the Master Agreement.

1.2. Annex A to the Master Agreement is hereby deleted and replaced with a **new Annex A** as set forth in Attachment I hereto.

1.3 The "1995 Credit Support Annex (Transfer)" in the form set out in attached Attachment 2 shall be added to and form part of the Schedule to the Master Agreement.

1.4 The existing Credit Support Annex between HSBC Bank plc and Hermes Investment Management Limited, acting as agent and signatory for BT Pension Scheme Trustees Limited as Trustee of the BT Pension Scheme is hereby amended as follows:

(i) Paragraph 11(b)(iii)(B) is hereby deleted in its entirety and replaced with the following:

""**Threshold**" means GBP1,000,000.00 provided however that if an Event of Default or Potential Event of Default has occurred and is continuing with respect to a party, the Threshold with respect to that party shall be zero."

(ii) Paragraph 11(b)(iii)(C) is hereby deleted in its entirety and replaced with the following:

""**Minimum Transfer Amount**" means, with respect to a party, GBP 250,000; provided, that

(i) if an Event of Default or a potential Event of Default has occurred and is continuing as the case may be with respect to a party, such party's Minimum Transfer Amount shall be zero; and

(ii) where the Credit Support Amount with respect to a Transferor on a Valuation Date is zero, then for the purposes of any Return Amount due to such Transferor, the Minimum Transfer Amount with respect to the Transferee shall be zero."

2. Conditions Precedent

It is a condition precedent to the effectiveness of this Amendment Agreement that, as of the date thereof, (i) all representations and warranties made under the Master Agreement are true and correct, and (ii) there exists no Event of Default or Potential Event of Default thereunder.

3. References

All references in the Master Agreement to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to the Master Agreement as amended by this Amendment Agreement.

4. Miscellaneous

4.1. Except as specifically amended hereby, the Master Agreement shall continue in full force and effect in accordance with the provisions hereof and nothing herein contained shall be construed as a waiver or modification of the existing rights under the Master Agreement, except as such rights are expressly modified hereby; and

4.2. **Entire Agreement.** This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. The Amendment Agreement shall be governed by and construed in accordance with the laws of England, and may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

4.3. **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Hermes Investment Management Limited in its capacity as agent for and on behalf of EACH OF THE PRINCIPALS listed in Annex A

By: [signature]
Authorised Signatory:
Title: Director
Date: 14-4-10

HSBC Bank plc

By: [signature]
Authorised Signatory:
Title:
Date:

DON G. PEARCE
AUTHORISED SIGNATORY

- 6 APR 2010

ATTACHMENT I

NEW ANNEX A TO THE MASTER AGREEMENT

1. BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme
2. Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan
3. Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme
4. Hermes European Focus Fund I
5. Hermes European Focus Fund II
6. Hermes European Focus Fund III
7. Hermes Investment Funds public limited company – Hermes UK Small and Mid Cap Companies Fund
8. Hermes Investment Funds public limited company – Hermes Quant Global Equity Fund
9. Hermes Investment Funds public limited company – Hermes Pan-European Small Cap Companies Fund
10. Hermes Investment Funds public limited company – Hermes Global Emerging Markets
11. Hermes Investment Funds public limited company – Hermes UK Smaller Companies Fund
12. Hermes Investment Funds public limited company – Hermes Global Equities Selection Fund
13. Hermes Investment Funds public limited company – Hermes Sourcecap European Alpha Fund
14. Hermes Investment Funds public limited company – Hermes Japan Small and Mid Cap Companies Fund
15. Hermes Investment Funds public limited company – Hermes Japan Equity Fund
16. Hermes Investment Funds public limited company – Hermes Global High Yield Bond Fund
17. Hermes Investment Funds public limited company – Hermes Global Investment Grade Fund
18. Hermes Commodities Index Limited (fka HCIF Index Sub Fund Limited)
19. Hermes Commodities Index PCC Limited in the name and on behalf of the USD Cell (the "Index Fund USD Cell")
20. Hermes Commodities Index PCC Limited in the name and on behalf of the EUR Cell (the "Index Fund EUR Cell")
21. Hermes Commodities Index PCC Limited in the name and on behalf of the JPY Cell (the "Index Fund JPY Cell")
22. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the GBP Cell (the "Index Plus Fund GBP Cell")
23. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the USD Cell (the "Index Plus Fund USD Cell")
24. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the EUR Cell (the "Index Plus Fund EUR Cell")
25. Hermes Commodities Index Plus PCC Limited in the name and on behalf of the JPY Cell (the "Index Plus Fund JPY Cell")

26. Hermes Commodities Alpha PCC Limited in the name and on behalf of the GBP Cell (the "Alpha Fund GBP Cell")

27. Hermes Commodities Alpha PCC Limited in the name and on behalf of the USD Cell (the "Alpha Fund USD Cell")

28. Hermes Commodities Alpha PCC Limited in the name and on behalf of the EUR Cell (the "Alpha Fund EUR Cell")

Hermes Commodities Alpha PCC Limited in the name and on behalf of the JPY Cell (the "Alpha Fund JPY Cell", together with the Index Fund USD Cell, the Index Fund EUR Cell, the Index Fund JPY Cell, the Index Plus Fund GBP Cell, the Index Plus Fund USD Cell, the Index Plus Fund EUR Cell, the Index Plus Fund JPY Cell, the Alpha Fund GBP Cell, the Alpha Fund USD Cell and the Alpha Fund EUR Cell, the "Cells" and each a "Cell")(Each Cell together with Hermes Commodities Index Limited a "Commodities Principal"

ATTACHMENT 2

CREDIT SUPPORT ANNEX
to the Schedule to the ISDA Master Agreement dated as of 9 January 2008
between **Hermes Investment Management Limited**, acting as agent and signatory for each of the Principals, severally and not jointly, which is designated as a Sub-Fund of Hermes Investment Funds plc in Annex A to the Master Agreement ("**Party A**")

and

HSBC Bank plc ("**Party B**")

Paragraph 11. Elections and Variables

(a) **Base Currency and Eligible Currency.**

(i) "Base Currency" means Pounds Sterling.

(ii) "Eligible Currency" means the Base Currency.

(b) **Credit Support Obligations.**

(i) **Delivery Amount, Return Amount and Credit Support Amount.**

(A) **"Delivery Amount"** has the meaning specified in Paragraph 2(a).

(B) **"Return Amount"** has the meaning as specified in Paragraph 2(b).

(C) **"Credit Support Amount"** has the meaning specified in Paragraph 10.

(ii) **Eligible Credit Support.** The following items will qualify as "Eligible Credit Support" for the party specified:

		Party A	**Party B**	**Valuation Percentage**
(A)	Cash in an Eligible Currency.	[X]	[X]	100%
(B)	Any other type of collateral as the parties may agree from time to time in writing to be Eligible Credit Support.	[X]	[X]	As may be mutually agreed by the parties from time to time

(iii) **Thresholds.**

(A) **"Independent Amount"** means with respect to Party A and Party B: zero.

(B) **"Threshold"** means with respect to Party A and Party B: GBP 1,000,000 provided however that if an Event of Default or a potential Event of Default has occurred and is continuing as the case may be with respect to a party, such party's Threshold shall be zero.

(C) **"Minimum Transfer Amount"** means, with respect to a party, GBP 250,000; provided, that

(i) if an Event of Default or a potential Event of Default has occurred and is continuing as the case may be with respect to a party, such party's Minimum Transfer Amount shall be zero; and

(ii) where the Credit Support Amount with respect to a Transferor on a Valuation Date is zero, then for the purposes of any Return Amount due to such Transferor, the Minimum Transfer Amount with respect to the Transferee shall be zero..

(D) **"Rounding".** The Delivery Amount will be rounded up and the Return Amount will be rounded down, in each case to the nearest integral multiple of GBP 10,000.

(c) **Valuation and Timing.**

(i) **"Valuation Agent"** means, for the purposes of Paragraph 2 and 4, the party making the demand under Paragraph 2, and, for the purposes of Paragraph 5(c), the Transferee, as applicable.

(ii) **"Valuation Date"** means:

[X]	every Local Business Day.
[ ]	a day not more than once per calendar week or if such a day is not a Local Business Day then the immediately preceding Local Business Day and any other Local Business Day which a party specifies in writing upon one Local Business Day prior notice to the other as a "Valuation Date".

(iii) **"Valuation Time"** means:

[ ]	the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable.
[X]	the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable.

Provided that the calculations of Value and Exposure will be made at approximately the same time on the same date.

(iv) **"Notification Time"** means by 2:00 p.m., London time, on a Local Business Day.

(d) **Exchange Date.** "Exchange Date" has the meaning specified in paragraph 3(c)(ii).

(e) **Dispute Resolution.**

(i) **"Resolution Time"** means 2:00 p.m., London time, on the first Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii) **"Alternative".** The provisions of Paragraph 4 will apply.

(f) **Distribution and Interest Amount.**

(i) **"Interest Rate".** The "Interest Rate" in relation to each Eligible Currency will be as specified below:

[**X**]	For GBP "SONIA" which for any day means the reference rate equal to the overnight rate which appears opposite SONIO/N on Bloomberg page "SONIO Index" as of 9.00 am London time, on the first London Banking Day following that day.

(ii) **"Transfer of Interest Amount".** The transfer of the Interest Amount for the Interest Period will be made on the second Local Business Day of each calendar month or as otherwise agreed between the parties.

"Interest Period" means this period from and including the first day of each calendar month to and including the last day of each calendar month and the definition of "Interest Period" set out in paragraph 10 hereto shall be deleted.

(iii) **"Alternative to Interest Amount".** The provisions of Paragraph 5(c)(ii) will apply.

(g) **Addresses for Transfers.**

Party A: Hermes Investment Management Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Collateral calls/ queries should be addressed to:

c/o Hermes Administration Services Limited
Lloyds Chambers
1 Portsoken Street
London E1 8HZ

Attn: Derivative Operations
Central Phone Number: +44 020 7702 0888
Central Fax Number: +44 020 7702 4331
Email: #DerivativeOps@hermes.co.uk

Party B: HSBC Bank plc
Address: 8 Canada Square, London E14 5HQ
Attention: Derivative Operations
Facsimile no.: 00 44 207 992 2784
Telephone no.: 00 44 207 992 4457
E.mail: dataquality.te@hsbcgroup.com

(h) **Other Provisions**

"Exposure" shall have the meaning set forth in Paragraph 10 except that for this purpose, Transactions that are described in Section 1.1 of the 1993 ISDA Commodity Derivatives Definitions and Section 1.4 of the 1997 ISDA Bullion Definitions shall not be taken into account and only those Transaction entered into by the London Office of Party A and the London Office of Party B shall be taken into account.

IN WITNESS WHEREOF the parties have executed this Agreement on the respective dates specified below with effect from the date specified on the first page of this Agreement.

HERMES INVESTMENT MANAGEMENT LIMITED, as agent and signatory for each of the Principals, severally and not jointly, which is designated as a Sub-Fund of Hermes Investment Funds plc in Annex A to the Master Agreement

By: [signature]
Name: I. A. KIRBY
Title: DIRECTOR
Date: 14-4-10

HSBC Bank plc

By: [signature]
Name: DON G. PEARCE
Title: AUTHORISED SIGNATORY
Date: 6 APR 2010